SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 23, 1998


                                  HOMEUSA, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-13477                 76-0546715
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)



        THREE RIVERWAY, SUITE 555
            HOUSTON, TEXAS                                           77056
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (713) 965-0520
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                                  HOMEUSA, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K


                                                                      PAGE

Item 5.        Other Events.............................................3

Signature      .........................................................4

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         ITEM 5. OTHER EVENTS.

         A complaint (the "Complaint") has been filed against the registrant, the members of its board of directors, and Fleetwood Enterprises, Inc. ("Fleetwood") in the Delaware Court of Chancery in New Castle County. The Complaint was purportedly filed on behalf of a stockholder of the registrant, and seeks certification as a class action. The Complaint alleges, among other things, that by entering into a merger agreement with Fleetwood, the registrant and the members of its board of directors did not act reasonably and in compliance with their fiduciary duties to the registrant's stockholders. The Complaint seeks to enjoin the proposed merger of the registrant with Fleetwood, rescissory and/or compensatory damages, attorneys fees and other relief.

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOMEUSA, INC.



                                  By: /s/
                                      Michael F. Loy
                                      Vice President and Chief Financial Officer

Dated: February 27, 1998

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